UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2007
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LANDAMERICA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-13990 (Commission File Number)	54-1589611 (I.R.S. Employer Identification No.)

5600 Cox Road Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code:  (804) 267-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                OTHER EVENTS.

On October 31, 2007, the Company held a conference call with investors to discuss the third quarter 2007 results. The transcript of this conference call is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01

ITEM 9.01.                                FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits. The following exhibit is furnished pursuant to Item 8.01 above.

Exhibit No.	Description

99.1	Transcript of conference call held on October 31, 2007, discussing the Company’s third quarter 2007 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: October 31, 2007	By:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Senior Vice President & Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of conference call held on October 31, 2007, discussing the Company’s third quarter 2007 results.